POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust") hereby appoints C. Frank Watson, III and Julian G. Winters his true and lawful attorneys-in-fact and agents, each individually, with full power of substitution, to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith (or in connection with qualification of such shares for sale in any state) and to file the same with the U.S. Securities and Exchange Commission (and any and all states or jurisdictions in which shares of any series of the Trust are sold). Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of June, 2002.


 /s/ Margaret S. Brinson                  /s/ Jack E. Brinson
------------------------                 --------------------
Witness                                  Jack E. Brinson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust") hereby appoints C. Frank Watson, III and Julian G. Winters his true and lawful attorneys-in-fact and agents, each individually, with full power of substitution, to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith (or in connection with qualification of such shares for sale in any state) and to file the same with the U.S. Securities and Exchange Commission (and any and all states or jurisdictions in which shares of any series of the Trust are sold). Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of June, 2002.


 /s/ Donna L. Courtney                   /s/ Keith A. Lee
----------------------                  -----------------
Witness                                 Keith A. Lee

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust") hereby appoints C. Frank Watson, III and Julian G. Winters his true and lawful attorneys-in-fact and agents, each individually, with full power of substitution, to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration, pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of said Trust's shares of beneficial interest, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith (or in connection with qualification of such shares for sale in any state) and to file the same with the U.S. Securities and Exchange Commission (and any and all states or jurisdictions in which shares of any series of the Trust are sold). Said attorneys shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of June, 2002.


 /s/ Sandy D. Temple                     /s/ J. Buckley Strandberg
--------------------                    --------------------------
Witness                                 J. Buckley Strandberg